LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

[$605,272,000] (Approximate) STRUCTURED ASSET SECURITIES CORPORATION SERIES 2002-9 SENIOR/SUBORDINATED NOTES 1M Libor Available Funds Floaters No Hard Cap

To 35% Call
Class	Approx. Size ($) (1)	Benchmark	Est. WAL (2) (yrs.)	Payment Window (mos.)	Initial C/E (3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (4) [(Moody's/S&P)]
A1	$381,668,000	1 Mo. Libor	1.45	1-29	4.00%	TBD	10/25/27	[Aaa/AAA]
A2	$195,745,000	1 Mo. Libor	1.42	1-29	4.00%	TBD	10/25/27	[Aaa/AAA]
M1	$7,441,000	1 Mo. Libor	2.41	29-29	2.75%	TBD	10/25/27	[Aa/AA]
M2	$5,953,000	1 Mo. Libor	2.41	29-29	1.75%	TBD	10/25/27	[A/A]
B1	$4,465,000	1 Mo. Libor	0.78	8-11	1.00%	TBD	10/25/27	[Baa2/BBB]
B2	$10,000,000	9.00%	[ ]	[ ]	n/a	n/a	10/25/27	[Baa3/BBB]
C (5)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	[NR]

To Maturity
Class	Approx. Size ($) (1)	Benchmark	Est. WAL (2) (yrs.)	Payment Window (mos.)	Initial C/E (%)	Initial Margin	Legal Final Maturity	Expected Ratings (4) [(Moody's/S&P)
A1	$381,668,000	1 Mo. Libor	2.08	1-112	4.00%	TBD	10/25/27	[Aaa/AAA]
A2	$195,745,000	1 Mo. Libor	1.95	1-97	4.00%	TBD	10/25/27	[Aaa/AAA]
M1	$7,441,000	1 Mo. Libor	3.35	37-48	2.75%	TBD	10/25/27	[Aa/AA]
M2	$5,953,000	1 Mo. Libor	3.08	37-39	1.75%	TBD	10/25/27	[A/A]
B1	$4,465,000	1 Mo. Libor	0.78	8-11	1.00%	TBD	10/25/27	[Baa2/BBB]
B2	$10,000,000	9.00%	[ ]	[ ]	n/a	n/a	10/25/27	[Baa3/BBB]
C (5)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	[NR]

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

The Notes will be priced assuming  35% CPR for the Mortgage Loans and any second lien Reserve Fund Loans, and 50% CPR for Reserve Fund Loans in REO or foreclosure.

(3)

Assumes overcollateralization has built to 1% target.

(4)

All Classes of Notes will be rated by Moody's and S&P.

(5)

The Class C is an equity class that will be retained by the Seller that is entitled to releases of excess interest, as described herein.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

(6)

The Class B2 Note will be publicly offered, but will not be marketed by this term sheet.

Deal Overview

•

The collateral pool is made up of seasoned, first lien, adjustable and fixed rate residential mortgages (the "Mortgage Loans") with an average age of approximately 100 months, all of which are currently in securitizations that will be dissolved on the Closing Date.

•

The Mortgage Loans have been divided into two subgroups, Subgroup A1 and Subgroup A2.  The Mortgage Loans in Subgroup A1 will consist entirely of loans whose original principal balance did not exceed Fannie Mae's maximum loan amount limitations for 1-4 family mortgage properties, and will include no loans with a current LTV greater than 80% which do not have mortgage insurance that reduces the current LTV to 80% or less.   In general, the Class A1 Notes will be entitled to payments solely from remittances on the Subgroup A1 loans.

•

Additional credit support will be provided by a reserve fund (the "Reserve Fund"), including mortgage loans with an initial aggregate principal balance equal to approximately 1.2%  of the initial aggregate Principal Balance of the Mortgage Loans.  The Reserve Fund includes mortgage loans that are either performing second liens or pool insured non-performing first-lien mortgage loans.  Cash flows provided by the Reserve Fund will be used to build overcollateralization.

•

Approximately 41.8% of the Mortgage Loans and 87.1% of loans in the Reserve Fund are covered by Pool Insurance Policies (the "Insured Mortgage Loans"). Approximately 63.5% of the Insured Mortgage Loans and 51.3 % of Insured loans in the Reserve Fund are covered by a policy issued by GE Mortgage Insurance Corporation ("GEMICO"), which covers 100% of losses up to a limit of approximately 14.0% of the aggregate principal balance of the GEMICO insured loans on the Statistical Calculation Date.  Approximately 36.4 % of the Insured Mortgage Loans and 48.7% of Insured loans in the Reserve Fund are covered by policies issued by  PMI Mortgage Insurance Company ("PMI"), which covers 100% of losses up to a limit of approximately 15% of the aggregate principal balance of the PMI insured loans on the Statistical Calculation Date.  The limit on coverage for each Pool Insurer will be determined as a percentage of the initial aggregate principal balance of the insured loans, making no distinction between the Mortgage Loans and loans in the Reserve Fund.

•

The Trust will also issue a Class B2 "Net Interest Margin" security, which will receive payments of principal and interest as described under "Distributions of Monthly Excess Cashflow." On the Closing Date, the Indenture Trustee will establish a segregated account to increase interest liquidity for the benefit of the Class B2 Noteholders for any unpaid current interest (the "Class B2 Interest Reserve Fund").  The required amount is two months interest on the beginning Note Principal Balance on such Distribution Date.

•

The Class B2 is not eligible to receive payment of any kind from the Reserve Fund.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

      Collateral Information:

Aggregate Mortgage Loan Characteristics as of the Statistical Calculation Date

Total Number of Loans	4,317	Pool Insurance Coverage
Total Outstanding Loan Balance	$618,575,389.33	Yes	41.8%
Average Loan Principal Balance	$143,288.25	No	58.2%
Fixed Rate	21.5%
Adjustable Rate	78.5%	Pool Insurance Coverage
Weighted Average Coupon	7.8%	(Original LTV > 60%)
Weighted Average Margin	2.8%	Yes	43.8%
Weighted Average Initial Periodic Cap	2.3%	No	56.2%
Weighted Average Periodic Cap	1.2%
Weighted Average Maximum Rate	12.9%
Weighted Average Floor	4.5%	Geographic Distribution
Weighted Average Original Term (mo.)	352	(Other states account individually for less than
Weighted Average Remaining Term (mo.)	252	5% of the Statistical Calc. Date principal balance)
Weighted Average Loan Age (mo.)	100	CA	48.5%
Weighted Average Original LTV	74.0%	NY	7.0%
Weighted Average Current LTV	65.6%	MD	6.3%
		FL	5.7%

Lien Position		Occupancy Status
First	100.0%	Primary Home	90.9%
Second	0.0%	Second Home	5.3%
		Investment	3.8%

Index
6 month LIBOR	57.0%
Fixed Rate	21.5%
1 Year CMT (Weekly)	9.8%
Prime Rate	6.6%
6 month CD	3.9%
Other	1.22%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Information (con't):

Subgroup A1 Mortgage Loan Characteristics as of the Statistical Calculation Date

Total Number of Loans	3,817	Pool Insurance Coverage
Total Outstanding Loan Balance	$412,945,131.02	Yes	51.8%
Average Loan Principal Balance	$108,185.78	No	48.2%
Fixed Rate	28.7%
Adjustable Rate	71.3%	Pool Insurance Coverage
Weighted Average Coupon	8.2%	(Original LTV > 60%)
Weighted Average Margin	3.2%	Yes	51.4%
Weighted Average Initial Periodic Cap	2.8%	No	48.6%
Weighted Average Periodic Cap	1.1%
Weighted Average Maximum Rate	12.9%
Weighted Average Floor	5.0%	Geographic Distribution
Weighted Average Original Term (mo.)	351	(Other states account individually for less than
Weighted Average Remaining Term (mo.)	249	5% of the Statistical Calc. Date principal balance)
Weighted Average Loan Age (mo.)	102	CA	52.1%
Weighted Average Original LTV	76.6%	FL	7.4%
Weighted Average Current LTV	67.7%	MD	7.0%

Lien Position		Occupancy Status
First	100.0%	Primary Home	91.3%
Second	0.0%	Investment	5.5%
		Second Home	3.2%

Index
6 month LIBOR	60.4%
Fixed Rate	28.7%
1 Year CMT (Weekly)	8.5%
3 month LIBOR	0.9%
6 month CD	0.6%
Other	0.85%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Information (con't):

Subgroup A2 Mortgage Loan Characteristics as of the Statistical Calculation Date

Total Number of Loans	500	Pool Insurance Coverage
Total Outstanding Loan Balance	$205,630,258.31	Yes	21.9%
Average Loan Principal Balance	$411,260.52	No	78.1
Fixed Rate	7.2%
Adjustable Rate	92.8%	Pool Insurance Coverage
Weighted Average Coupon	7.0%	(Original LTV > 60%)
Weighted Average Margin	2.1%	Yes	25.8%
Weighted Average Initial Periodic Cap	2.0%	No	74.2%
Weighted Average Periodic Cap	1.3%
Weighted Average Maximum Rate	12.9%
Weighted Average Floor	3.5%	Geographic Distribution
Weighted Average Original Term (mo.)	353	(Other states account individually for less than
Weighted Average Remaining Term (mo.)	256	5% of the Statistical Calc. Date principal balance)
Weighted Average Loan Age (mo.)	97	CA	41.4'%
Weighted Average Original LTV	68.6%	NY	15.2%
Weighted Average Current LTV	61.5%	PA	6.4%

Lien Position		Occupancy Status
First	100.0%	Primary Home	90.2%
Second	0.0%	Second Home	9.6%
		Investment	0.2%

Index
6 month LIBOR	50.1%
Prime Rate	19.1%
I Year CMT (Weekly)	12.2%
6 month CD	10.6%
Fixed Rate	7.2%
Other	0.88%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Information (con't):

All of the following tables represent aggregate characteristics of the Mortgage Loans as of the Statistical Calculation Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Total Principal Balance
0.01 - 50,000.00	620	21,970,250.37	3.55
50,000.01 - 100,000.00	1,371	102,055,037.32	16.50
100,000.01 - 150,000.00	1,044	126,894,825.66	20.51
150,000.01 - 200,000.00	485	83,400,442.48	13.48
200,000.01 - 250,000.00	297	66,251,792.49	10.71
250,000.01 - 300,000.00	166	45,496,623.41	7.36
300,000.01 - 350,000.00	100	32,389,131.27	5.24
350,000.01 - 400,000.00	55	20,677,599.56	3.34
400,000.01 - 450,000.00	43	18,332,864.45	2.96
450,000.01 - 500,000.00	31	14,912,507.78	2.41
500,000.01 - 550,000.00	12	6,368,679.92	1.03
550,000.01 - 600,000.00	18	10,313,573.89	1.67
600,000.01 - 650,000.00	14	8,847,543.78	1.43
650,000.01 - 700,000.00	6	4,059,687.06	0.66
700,000.01 - 750,000.00	6	4,431,602.42	0.72
750,000.01 - 800,000.00	8	6,282,771.62	1.02
800,000.01 - 850,000.00	3	2,461,761.03	0.40
850,000.01 - 900,000.00	3	2,687,246.37	0.43
900,000.01 - 950,000.00	7	6,516,781.99	1.05
950,000.01 - 1,000,000.00	11	10,856,437.28	1.76
1,000,000.01 >=	17	23,368,229.18	3.78
Total:	4,317	$618,575,389.33	100.00%

Weighted Average Life Outstanding
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
49 - 72	344	66,294,810.79	10.72
73 - 96	1,623	225,578,164.00	36.47
97 - 120	1,854	245,319,668.70	39.66
121 - 144	354	60,684,883.40	9.81
145 - 168	111	17,821,757.13	2.88
169 - 192	18	2,076,830.80	0.34
193 - 216	12	746,215.74	0.12
217 - 240	1	53,058.77	0.01
Total:	4,317	$618,575,389.33	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Information (con't):

Current Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Total Principal Balance
0.001 - 10.000	39	737,438.45	0.12
10.001 - 20.000	71	5,604,568.66	0.91
20.001 - 30.000	149	13,754,629.61	2.22
30.001 - 40.000	234	25,721,459.00	4.16
40.001 - 50.000	256	41,493,260.85	6.71
50.001 - 60.000	471	76,037,542.68	12.29
60.001 - 70.000	1,112	171,367,332.22	27.70
70.001 - 80.000	1,441	212,253,685.33	34.31
80.001 - 90.000	507	66,179,049.63	10.7
90.001 - 100.000	35	4,466,535.39	0.72
100.001 >=	2	959,887.51	0.16
Total:	4,317	$618,575,389.33	100.00%
States – Top 10
	Mortgage Loans	Principal Balance ($)	% of Total Principal Balance
CA	1,869	300,067,675.00	48.51
NY	184	43,185,817.05	6.98
MD	278	39,055,940.00	6.31
FL	469	35,017,841.80	5.66
VA	205	25,444,280.51	4.11
PA	126	23,468,776.66	3.79
NJ	103	15,197,831.88	2.46
WA	129	13,814,747.11	2.23
TX	110	13,226,468.62	2.14
MA	47	13,136,657.29	2.12
Other	797	96,959,353.41	15.67
Total:	4,317	$618,575,389.33	100.00%
Index
	Mortgage Loans	Principal Balance ($)	% of Total Principal Balance
6 Month Libor (Wall St)	2,361	352,427,688.29	56.97
Fixed Rate	1,410	133,127,714.16	21.52
1 Year CMT (Weekly)	369	60,453,375.49	9.77
Prime Rate	73	40,759,114.99	6.59
6 Month CD	54	24,315,743.30	3.93
3 Month Libor	35	4,871,237.00	0.79
1 Month Libor	15	2,620,516.10	0.42

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Total:	4,317	$618,575,389.33	100.00%

Principal Distributions

The "Principal Remittance Amount" for any period is equal to the sum of collections of scheduled principal, unscheduled principal, and liquidations received from the Mortgage Loans.

Prior to the Stepdown Date or whenever a Trigger Event is in effect,  the "Principal Remittance Amount" will be paid concurrently to the Class A1 and Class A2 Notes until they have been retired, provided, however, that all amounts payable to the Class A1 may be made solely from the Principal Remittance Amount of the Subgroup A1 Mortgage Loans as long as the Class A2 remains outstanding. The "Principal Remittance Amount" will then be allocated sequentially to the Class M1, M2, and B1 Notes.

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (meets the targeted Senior Enhancement Percentage), or (ii) the 37th Distribution Date.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first  allocated to the Class A1 and the Class A2 concurrently from their respective Subgroups so that the credit enhancement behind the Class A1 and Class A2 equals two times the original credit enhancement percentage, as a product of the current loan balance, subject to a floor equal to the Target Overcollateralization Amount.  The Class A1 may only receive payments of principal from Subgroup A1 as long as the Class A2 remains outstanding; after the Class A2 has been retired, the Class A1 may receive principal from Subgroup A2 to the extent needed to maintain credit enhancement available to the Class A1 at two times the original credit enhancement percentage.  Principal will then be allocated sequentially to the Class M1, M2 and B1 Notes until the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to the Target Overcollateralization Amount.

The "Target Overcollateralization Amount" for any Distribution Date is equal to the lesser of (a) the Principal Balance of the Mortgage Loans and (b) the greater of (i) the overcollateralization amount for the prior Distribution Date and (ii) 1.00% of the original Principal Balance of the Mortgage Loans.

The "Overcollateralization Amount" for any Distribution Date is equal to the amount, if any, by which the balance of the Mortgage Loans exceeds the aggregate Class Principal Amounts of the Class A1, Class A2, Class M1, Class M2, and Class B1 Notes on any Distribution Date.

Interest Rates

The Interest Rates for Classes A1, A2, M1, M2 and B1 (the "LIBOR Notes") will be equal to the lesser of (i) one-month LIBOR, plus their respective margins and (ii) their respective Net Funds Cap (as defined herein).  Interest for any Class of LIBOR Notes will be calculated on an actual/360 basis.

The Interest Rate for the Class B2 Notes will be equal to 9.00%.  Interest for the Class B2 Notes will be calculated on a 30/360 basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Interest Payment Priorities

Interest received or advanced on the Mortgage Loans on each Distribution Date will be allocated in the following priority:

1.)

To pay Current Interest and Carryforward Interest to the Class A1 and Class A2 Notes, provided, however, that amounts payable to the Class A1 Notes may be made solely from collections on the Subgroup A1 Mortgage Loans, as long as the Class A2 remains outstanding;

2.)

To pay Current Interest and Carryforward Interest to Classes M1, M2, and B1  (the "Subordinate Classes"), sequentially;

Any interest remaining after the application of steps (1) through (2) above will be deemed Monthly Excess Cashflow for such Distribution Date and will be distributed as described in "Distributions of Monthly Excess Cashflow."

Distributions of Monthly Excess Cashflow

Any interest remaining from the Mortgage Loans will be distributed as follows:

1)

To pay to the Classes A1 and A2 any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

2)

To pay sequentially to Classes M1, M2, and B1 any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

3)

To pay sequentially to Classes M1, M2, and B1 any Deferred Amounts;

Any interest remaining after the application of steps (1) through (3) above, together with any amounts on deposit in the Class B2 Interest Reserve Fund, will be distributed as follows:

4)

To pay Current Interest and Carryforward Interest to the Class B2.

5)

To the Class B2 Interest Reserve Fund, the Required Reserve Fund Deposit (as defined below);

6)

(a)For the first two Distribution Dates, any interest remaining after the application of steps (1) through (5) above will flow to the holder of the Class C Certificate.

(b)Beginning on the third (July 2002) Distribution Date, any interest remaining after the application of steps (1) through (5) above will be distributed as follows:

7)

To pay as principal to the Class B2 Notes until the Class Principal Amount of the B2 Notes is reduced to zero;

8)

To pay as principal to the Class B1 Notes until the Class Principal Amount of the B1 Notes is reduced to zero;

9)

To pay remaining amounts to the holder of the Class C Certificate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Distributions of Monthly Excess Cashflow (con't)

Notwithstanding the foregoing, no distributions from the Monthly Excess Cashflow will be made as specified in regards to steps (1) through (9) listed above on any Distribution Date when an Overcollateralization Maintenance Event has occurred.  On any such Distribution Date, the Monthly Excess Cashflow will be applied as principal to satisfy the OC Maintenance Distribution Amount as follows:

 (I)  On each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the OC Maintenance Distribution Amount for such Distribution Date will be distributed as principal sequentially to the Class A2, A1, M1, M2 and  B1 Notes.

(II) On or after the Stepdown Date and as long as a Trigger Event is not in effect, the OC Maintenance Distribution Amount will be allocated sequentially to the Class A2 and Class A1 so that the credit enhancement behind the Class A1 and A2 is equal to two times the original credit enhancement percentage, as a product of the current loan balance, subject to a floor equal to the Target Overcollateralization Amount.  Principal will then be allocated sequentially to the Class M1, M2 and B1 Notes so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to the Target Overcollateralization Amount.

Any remaining Monthly Excess Cashflow will be distributed according to steps (1) through (9) above.

The "Required B2 Interest Reserve Fund Deposit" with respect to any Distribution Date is equal to the excess, if any, of the Required Reserve Fund Balance over the amount on deposit therein.

The "Required B2 Interest Reserve Fund Balance" with respect to any Distribution Date is two months interest on the beginning Class B2 principal balance on such Distribution Date.

Reserve Fund Distributions

All funds received or advanced from the Reserve Fund on each Distribution Date will be distributed as principal as described below.

Prior to the Stepdown Date or whenever a Trigger Event is in effect,  all funds received from the Reserve Fund will be paid sequentially to the Class A2, M1, M2 and B1 Notes until the Target OC Amount has been reached.  All remaining funds will then flow to the holder of the Class C Certificate.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, all funds received from the Reserve Fund will be allocated sequentially to the Class A2, M1, M2 and B1 Notes so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to the Target Overcollateralization Amount.

The Class A1 Note is not eligible to receive any funds from the Reserve Fund.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Overcollateralization Maintenance

The "OC Maintenance Amount" for the first twelve Distribution Dates will be equal to zero. For any Distribution Date on or after the 13th Distribution Date, the OC Maintenance Amount will be equal to 0.25% of the Cut-Off Date Principal Balance of the Mortgage Loans.

The "Principal Balance of the Mortgage Loans" for any Distribution Date will be equal to the aggregate of the Scheduled Principal Balances as of that date plus, during the Prefunding Period, any amount of the Prefunding Amount which has not already been applied toward the purchase of additional Mortgage Loans.

An "Overcollateralization Maintenance Event" will be deemed to have occurred for any Distribution Date when the sum of (i) ending aggregate outstanding Principal Balance of the Class A1, A2, M1, M2 and B1 Notes after application of the Principal Remittance Amount for that Distribution Date and (ii) the OC Maintenance Amount, exceeds the ending Principal Balance of the Mortgage Loans.

The "OC Maintenance Distribution Amount" for any Distribution Date when an Overcollateralization Maintenance Event has occurred will be equal to the positive difference between (x) the sum of (i) the ending aggregate outstanding principal balance of the Class A1, A2, M1, M2  and B1 Notes, after application of the Principal Remittance Amount for that Distribution Date, and (ii) the Minimum OC Maintenance Amount and (y) the ending Principal Balance of the Mortgage Loans for such Distribution Date.

Accrual Period

The "Accrual Period" for any Class of LIBOR Notes, for each Distribution Date, will be the one-month period beginning on the immediately preceding Distribution Date (or April 25, 2002, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

The "Accrual Period" for the Class B2 Notes, for each Distribution Date, will be the calendar month preceding the related Distribution Date.

Carryforward Interest

"Carryforward Interest" for each Class of Notes for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

Current Interest

"Current Interest" for any Class of Notes for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Net Funds Cap

The "Class A1 Net Funds Cap" for any Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (i) the Subgroup A1 Optimal Interest Remittance Amount (as defined below) for each date and (ii) 12, and the denominator of which is the aggregate Subgroup A1 loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The "Class A2 Net Funds Cap" for any Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (i) the Subgroup A2 Optimal Interest Remittance Amount (as defined below) for each date and (ii) 12, and the denominator of which is the aggregate Subgroup A2 loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The "Subordinate Class Net Funds Cap" for any Distribution Date will be equal to a fraction, expressed as a percentage, the numerator of which is the greater of (a) zero and (b) the sum of (i) the Net WAC of Subgroup A1 multiplied by the excess, if any, of the Subgroup A1 Balance minus the Balance of the Class A1 Note and (ii) the Net WAC of Subgroup A2 multiplied by the excess, if any, of the Subgroup A2 Balance minus the Balance of the Class A2 Note, and the denominator of which is the sum of (a) the excess, if any, of the Subgroup A1 Balance minus the Balance of the Class A1 Note and (b) the excess, if any, of the Subgroup A2 Balance minus the Balance of the Class A2 Note.

The "Subgroup A1 Optimal Interest Remittance Amount" for any Distribution Date will be equal to the product of (a) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Subgroup A1 Mortgage Loans, as of the first day of the related collection period divided by (y) 12 and (b) the collateral balance of the Subgroup A1 for the immediately preceding Distribution Date.

The "Subgroup A2 Optimal Interest Remittance Amount" for any Distribution Date will be equal to the product of (a) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Subgroup A2 Mortgage Loans, as of the first day of the related collection period divided by (y) 12 and (b) the collateral balance of the Subgroup A2 for the immediately preceding Distribution Date.

The "Net Mortgage Rate" with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of  the Master Servicing Fee Rate, Servicing Fee Rate and the Insurance Fee Rate, in the case of a Pool Insured Mortgage Loan.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) its respective Net Funds Cap (such excess, a "Basis Risk Shortfall"), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class B2 Notes or the Class C Certificate is entitled to any distributions.  The "Unpaid Basis Risk Shortfall" for any Class of Notes on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Trigger Event

A "Trigger Event" will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [105%] of the Senior Enhancement Percentage for that Distribution Date.

The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

The "Senior Enhancement Percentage" for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Note Principal Amount of Classes M1, M2 and B1 and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Subordination and Application of Realized Losses

Classes A1 and A2 will have limited protection by means of the subordination of the Subordinate Classes. Classes A1 and A2 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, Class M1 will be senior in right of priority to Classes M2 and B1, and Class M2 will be senior to Class B1.

Losses that are not covered by Pool Insurance are allocated in the following order: Monthly Excess Cashflow, but only to the extent of any OC Maintenance Distribution Amount,  reduction of overcollateralization, Class B1, then Class M2, and then Class M1. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount."

With respect to each Distribution Date, the "Deferred Amount" for each Class of Subordinate Notes will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Optional Termination

The holder of the Class C certificate may call one or more classes of Notes on the earlier of (i) any Distribution Date following the month in which the Principal Balance of the Mortgage Loans is reduced to less than 35% of the Cut-off Date Principal Balance and any amounts in the pre-funding account and (ii) the Distribution Date in April 2007.  If the optional redemption is not exercised with respect to all classes of Notes and the Trust terminated, beginning with the following Distribution Date the margin on Classes A1 and A2 will   [double] , and the margins on the Subordinate Classes will increase to [ 1.5 ] times their initial margin.

Mandatory Redemption

If the holder of the Class C Certificate fails to qualify as a REIT or a qualified REIT subsidiary, the holder of the Class C must repurchase all the collateral of the Trust at a minimum price of par on the bonds plus any unpaid Current or Carryforward Interest. .

Prefunding Account

Approximately 2.0 % of the mortgage loans will be pre-funded.  These loans have already been identified and are scheduled to be purchased into the Trust by the third Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Owner Trustee:

Wilmington Trust Company

Indenture Trustee:

JPMorgan Chase

Bond Administrator:

Wells Fargo Bank, N.A.

Master Servicer:

Wells Fargo Bank, N.A.

Servicers:

General Electric Capital Mortgage Services, Inc.,  Mellon Mortgage, GMAC Mortgage Corporation, Meritech Mortgage Services, Inc., and other servicers.

Sole Underwriter:

Lehman Brothers Inc.

Rating Agencies:

Moody's Investors Service ("Moodys") & Standard & Poor's ("S&P")

Depositor:

Structured Asset Securities Corporation ("SASCO")

Seller:

Merit Securities Corporation (a Bankruptcy Remote Entity wholly owned by Dynex)

Custodians:

JPMorgan Chase, Bank of New York

Cut Off Date:

April 1, 2002

Statistical Calc. Date:

March 1, 2002

Closing Date:

April 25, 2002

Investor Settlement:

April [29], 2002

Distribution Date:

25th of the month (or the next Business Day if the 25th is not a Business Day), commencing May 28, 2002

Delay Days:

Class B2 – 24 day delay

All other Classes – 0 day delay

Record Date:

Class B2 – last Business Day of the preceding calendar month

All other classes – Business Day preceding related Distribution Date

Book Entry Settlement:

All classes will be settled through the Depository Trust Corporation, Clearstream Banking, and Euroclear.

SMMEA:

The Class A1 , A2 and Class M1 Notes are expected to constitute "mortgage-related securities" for purposes of SMMEA.

ERISA:

All of the Notes are expected to be ERISA eligible.

Tax Status:

Owner Trust

Denominations:

[Libor Notes: Minimum increments of $25,000 and $1 thereafter.]

[Class B2 Notes: Minimum increments of $100,000 and $1 thereafter. ]

Master Servicing Fee:

0.025% per annum on the outstanding principal balance of the mortgage loans (includes Owner Trustee Fee and Indenture Trustee Fee).

Servicing Fee:

From 0.25% to 1.34% per annum

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Pool Insurance Fees:

From 0.25% to 0.30% per annum.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Sensitivity Analysis – To Call

Mortgage Loans & 2nd Lien Reserve Fund Loans	20%	25%	30%	35%	40%	45%	50%
Reserve Fund Loans in REO or foreclosure	50%	50%	50%	50%	50%	50%	50%
Class A1
Avg. Life (yrs)	2.58	2.07	1.71	1.45	1.25	1.09	0.94
Window (mos)	1-51	1-41	1-34	1-29	1-25	1-22	1-19
Expected Final Mat.	7/25/06	9/25/05	2/25/05	9/25/04	5/25/04	02/25/04	11/25/03

Class A2
Avg. Life (yrs)	2.52	2.02	1.67	1.42	1.22	1.06	0.92
Window (mos)	1-51	1-41	1-34	1-29	1-25	1-22	1-19
Expected Final Mat.	7/25/06	9/25/05	2/25/05	9/25/04	5/25/04	2/25/04	11/25/03

Class M1
Avg. Life (yrs)	4.05	3.31	2.82	2.41	2.07	1.82	1.57
Window (mos)	40-51	37-41	34-34	29-29	25-25	22-22	19-19
Expected Final Mat.	7/25/06	9/25/05	2/25/05	9/25/04	5/25/04	02/25/04	11/25/03

Class M2
Avg. Life (yrs)	4.13	3.32	2.82	2.41	2.07	1.82	1.57
Window (mos)	43-51	37-41	34-34	29-29	25-25	22-22	19-19
Expected Final Mat.	7/25/06	9/25/05	2/25/05	9/25/04	5/25/04	02/25/04	11/25/03

Class B1
Avg. Life (yrs)	0.72	0.74	0.76	0.78	0.80	0.83	0.87
Window (mos)	8-10	8-10	8-11	8-11	8-11	8-12	9-13
Expected Final Mat.	2/25/03	2/25/03	3/25/03	3/25/03	3/25/03	04/25/03	05/25/03

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Sensitivity Analysis – To Maturity

Mortgage Loans & 2nd Lien Reserve Fund Loans	20%	25%	30%	35%	40%	45%	50%
Reserve Fund Loans in REO or foreclosure	50%	50%	50%	50%	50%	50%	50%
Class A1
Avg. Life (yrs)	3.70	2.99	2.47	2.08	1.77	1.52	1.32
Window (mos)	1-187	1-157	1-131	1-112	1-96	1-83	1-72
Expected Final Mat.	11/25/17	5/25/15	3/25/13	8/25/11	4/25/10	03/25/09	04/25/08

Class A2
Avg. Life (yrs)	3.48	2.81	2.32	1.95	1.66	1.42	1.23
Window (mos)	1-167	1-138	1-115	1-97	1-83	1-71	1-62
Expected Final Mat.	3/25/16	10/25/13	11/25/11	5/25/10	3/25/09	03/25/08	06/25/07

Class M1
Avg. Life (yrs)	5.24	4.26	3.68	3.35	3.20	3.21	3.24
Window (mos)	40-88	37-70	37-57	37-48	38-41	38-40	38-40
Expected Final Mat.	8/25/09	2/25/08	1/25/07	4/25/06	9/25/05	08/25/05	08/25/05

Class M2
Avg. Life (yrs)	4.64	3.70	3.22	3.08	3.08	3.09	3.10
Window (mos)	43-71	37-56	37-46	37-39	37-38	37-38	37-38
Expected Final Mat.	3/25/08	12/25/06	2/25/06	7/25/05	6/25/05	06/25/05	06/25/05

Class B1
Avg. Life (yrs)	0.72	0.74	0.76	0.78	0.80	0.83	0.87
Window (mos)	8-10	8-10	8-11	8-11	8-11	8-12	9-13
Expected Final Mat.	2/25/03	2/25/03	3/25/03	3/25/03	3/25/03	04/25/03	05/25/03

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Class A1 Net Funds Cap Schedule* (1) (2)

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	7.5981	31	10.8549
2	7.5146	32	11.2191
3	8.0689	33	10.8595
4	7.8805	34	10.9363
5	7.9271	35	12.1107
6	8.4252	36	10.9497
7	8.1576	37	11.3191
8	8.5830	38	10.9564
9	8.5391	39	11.3242
10	8.6133	40	10.9614
11	9.5454	41	10.9639
12	8.8611	42	11.3320
13	9.1590	43	10.9692
14	9.0129	44	11.3375
15	9.5549	45	10.9744
16	9.3164	46	10.9864
17	9.3214	47	12.1663
18	9.8645	48	10.9915
19	9.5480	49	11.3619
20	10.0130	50	10.9980
21	9.9248	51	11.3673
22	10.0003	52	11.0033
23	10.6915	53	11.0060
24	10.2436	54	11.3757
25	10.5886	55	11.0115
26	10.3577	56	11.3814
27	10.9221	57	11.0171
28	10.6405	58	11.0199
29	10.6425	59	12.2038
30	11.2139	60	11.0257

(1)

Based on 6 month LIBOR, 3 month LIBOR, 1 Year CMT, 6 month CD and Prime Rate  of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on Page 1.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Class A2 Net Funds Cap Schedule* (1) (2)

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	6.4744	31	11.7505
2	7.2949	32	12.1432
3	7.7456	33	11.8602
4	7.6534	34	11.8612
5	8.9317	35	13.1333
6	9.4432	36	11.8674
7	9.1395	37	12.2641
8	9.6187	38	11.8696
9	9.5943	39	12.2664
10	9.7521	40	11.8718
11	10.7978	41	11.8729
12	9.9668	42	12.2698
13	10.2998	43	11.8751
14	10.1211	44	12.2721
15	10.6293	45	11.8774
16	10.3742	46	11.8785
17	10.4877	47	13.1525
18	11.0514	48	11.8808
19	10.6957	49	12.2781
20	11.1744	50	11.8832
21	11.1007	51	12.2805
22	11.1015	52	11.8855
23	11.8681	53	11.8864
24	11.3169	54	12.2836
25	11.6950	55	11.8882
26	11.4045	56	12.2854
27	11.9273	57	11.8900
28	11.5435	58	11.8909
29	11.6158	59	13.1659
30	12.1411	60	11.8927

(3)

Based on 6 month LIBOR, 3 month LIBOR, 1 Year CMT, 6 month CD and Prime Rate  of 20% for each period.

(4)

Assumes 100% of the Prepayment Assumption as defined on Page 1.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Contacts

MBS Trading	Dan Wallace	(212) 526-8315
	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315

Structuring	Vanessa Vanacker	(212) 526-9466

MBS Banking	Stan Labanowski	(212) 526-6211
	Michael Hitzmann	(212) 526-5806
	Jenna Levine	(212) 526-1453

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).